IMPORTANT MERGER VOTE
PLEASE ACT TODAY!

January 17, 2008

Dear Fellow Stockholder:

According to our records, we have not received your voting instructions for the important special meeting of stockholders of Great Lakes Bancorp, Inc., to be held on Tuesday, February 12, 2008 at 10:00 a.m. New York time. Your vote is extremely important, regardless of the number of shares of Great Lakes Bancorp common stock that you own.

Please use one of the following simple methods to vote your shares:

1.
Vote by Internet: Go to the website  https://www.proxyvotenow.com/glk. Have your control number listed on the proxy card ready and follow the online instructions. You can use the Internet to vote until 3:00 a.m., ET on February 12, 2008.

2.
Vote by Telephone: Call toll-free (866) 883-2376. Have your control number listed on the proxy card ready and follow the simple instructions. You can vote by phone until 3:00 a.m., ET on February 12, 2008.

3.	Vote by Mail: Mark, sign, date and return your proxy card in the postage-paid return envelope provided.

Your Vote is Important.

For the reasons set forth in the proxy statement, dated December 26, 2007, your Board of Directors unanimously determined that the merger and the merger agreement are fair and in the best interests of Great Lakes Bancorp and its stockholders and unanimously recommends that you vote “FOR” adoption of the merger agreement. We respectfully request that you vote your shares at your earliest convenience.

IMPORTANT RECENT DEVELOPMENT

Institutional Shareholder Services (ISS), the leading proxy advisory firm that issues voting recommendations to institutional investors, has recommended that holders of Great Lakes Bancorp common stock vote “FOR” the Agreement and Plan of Merger.

If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., which is assisting Great Lakes Bancorp, Inc., toll free at (800) 659-5550.

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Andrew W. Dorn, Jr.
President and Chief Executive Officer

IMPORTANT MERGER VOTE
PLEASE ACT TODAY!

January 17, 2008

Dear Fellow Stockholder:

According to our records, we have not received your voting instructions for the important special meeting of stockholders of Great Lakes Bancorp, Inc., to be held on Tuesday, February 12, 2008 at 10:00 a.m. New York time. Your vote is extremely important, regardless of the number of shares of Great Lakes Bancorp common stock that you own.

Please use one of the following simple methods to vote your shares:

1.
Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form. You can use the Internet to vote until 11:59 p.m., ET on February 11, 2008.

2.
Vote by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions. You can vote by phone until 11:59 p.m., ET on February 11, 2008.

3.	Vote by Mail: Mark, sign, date and return your voting instruction form in the postage-paid return envelope provided.

Your Vote is Important.

For the reasons set forth in the proxy statement, dated December 26, 2007, your Board of Directors unanimously determined that the merger and the merger agreement are fair and in the best interests of Great Lakes Bancorp and its stockholders and unanimously recommends that you vote “FOR” adoption of the merger agreement. We respectfully request that you vote your shares at your earliest convenience.

IMPORTANT RECENT DEVELOPMENT

Institutional Shareholder Services (ISS), the leading proxy advisory firm that issues voting recommendations to institutional investors, has recommended that holders of Great Lakes Bancorp common stock vote “FOR” the Agreement and Plan of Merger.

If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., which is assisting Great Lakes Bancorp, Inc., toll free at (800) 659-5550.

On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Andrew W. Dorn, Jr.
President and Chief Executive Officer